UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 24, 2012

GLOBAL EARTH ENERGY, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

0-31343 (Commission File Number)	36-4567500 (IRS Employer Identification No.)
1213 Culberth Drive, Wilmington, North Carolina (principal executive offices)	28405 (Zip Code)

(910) 270-7749
(Registrant’s telephone number, including area code)

_____________________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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Item 1.01.

Entry into a Material Definitive Agreement.

On December 24, 2012, the registrant executed a Securities Purchase Agreement with Solar Power Utility Holdings Limited, a British Virgin Islands corporation (the “Buyer”).

1.

Purchase and Sale of the Series C Preferred Stock.

(a)

Series C Preferred Stock.  Subject to the satisfaction (or waiver) of the conditions set forth in Paragraphs 6 and 7 in the Securities Purchase Agreement, the registrant shall issue and sell to the Buyer, and the Buyer agrees to purchase from the registrant on the Fourth Closing (as defined below), 15,000,000 shares of the registrant’s Series C Preferred Stock.

(b)

Closing.  The closing (the “Closing”) of the purchase of the Series C Preferred Stock by the Buyer shall be in four stages, the first of which shall be on January 4, 2013, at 2:00 p.m., Houston, Texas Time (the “First Closing”) subject to the notification of satisfaction (or waiver) of the conditions to the First Closing set forth in Paragraphs 6 and 7 below (or such later date as is mutually agreed to by the registrant and the Buyer).  The second closing of the Closing shall be on January 11, 2013, at 2:00 p.m., Houston, Texas Time (the “Second Closing”).  The third closing of the Closing shall be on January 18, 2013, at 2:00 p.m., Houston, Texas Time (the “Third Closing”).  The fourth closing of the Closing shall be on January 25, 2013, at 2:00 p.m., Houston, Texas Time (the “Fourth Closing”).  The First Closing, the Second Closing, the Third Closing, and the Fourth Closing are collectively sometimes referred to in the Securities Purchase Agreement as the “Closing.”  As used in the Securities Purchase Agreement “Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks in New York City, New York are authorized or required by law to remain closed.

(c)

Purchase Price.  The aggregate purchase price for the Series C Preferred Stock to be purchased by the Buyer (the “Purchase Price”) shall be $15,000,000 which shall be paid by the Buyer at the Closing.

(d)

Form of Payment.  On the First Closing, the Buyer shall pay the sum of $1,000,000 to the registrant.  On the Second Closing, the Buyer shall pay the sum of $5,000,000 to the registrant.  On the Third Closing, the Buyer shall pay the sum of $5,000,000 to the registrant.  On the Fourth Closing, the Buyer shall pay the sum of $4,000,000 to the registrant.  The payments to be made by the Buyer on the First Closing, the Second Closing, the Third Closing, and the Fourth Closing shall be made via the Escrow Agent for the Series C Preferred Stock to be issued and sold to the Buyer, by wire transfer of immediately available funds in accordance with the Escrow Agent’s written wire instructions and the registrant shall deliver to the Buyer at the Fourth Closing via the Escrow Agent the shares of the Series C Preferred Stock registered in the name of the Buyer, or its designee.

The registrant and the Buyer are executing and delivering the Securities Purchase Agreement in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act.  In addition, the registrant shall amend a series of preferred stock of the registrant designated as Series C Secured Convertible Preferred Stock, par value $1.00 per share, the terms of which are set forth in the certificate of designation for such series of preferred stock (the “Certificate of Designation”) in the form attached to the Securities Purchase Agreement as Exhibit A (together with any Series C Preferred Stock issued in replacement thereof in accordance with the terms thereof, the “Series C Preferred Stock”), which Series C Preferred Stock shall be convertible into the registrant’s common stock, par value $0.001 per share (the “Common Stock”), in accordance with the terms of the Certificate of Designation.  Further, except as may be otherwise provided in the Securities Purchase Agreement, the Series C Preferred Stock will rank senior to all outstanding and future preferred or Common Stock of the registrant

In order to secure the obligations of the registrant with respect to the Series C Preferred Stock, the registrant shall execute and deliver to the Buyer a Security Agreement, substantially in the form attached to the Securities Purchase Agreement as Exhibit B (the “Security Agreement”), whereby the parties intend that the Series C Preferred Stock will be secured by a first priority, perfected security interest in all of the assets of the registrant, as evidenced by the Security Agreement, and any ancillary documents related to the Securities Purchase Agreement.

The 15,000,000 shares of the Series C Preferred Stock being purchased by the Buyer and the shares of Common Stock into which such Series C Preferred Stock are convertible being referred to in the Securities Purchase Agreement as the “Conversion Shares.”  At the  Fourth Closing, the parties to the Securities Purchase Agreement shall execute and deliver a Registration Rights Agreement, substantially in the form attached to the Securities Purchase Agreement as Exhibit C (the “Registration Rights Agreement”), pursuant to which the registrant shall agree to provide certain registration rights with respect to the Registrable Securities (as defined in the Registration Rights Agreement), under the Securities Act and the rules and regulations promulgated thereunder, and applicable state securities laws, and at the Fourth Closing, the parties to the Securities Purchase Agreement shall execute and deliver an Escrow Shares Escrow Agreement, substantially in the form attached to the Securities Purchase Agreement as Exhibit D (the “Escrow Shares Escrow Agreement”) pursuant to which the registrant shall issue and deliver to Norman T. Reynolds Law Firm (the “Escrow Agent”) 19,500,000 shares of the Common Stock as “security stock” (the “Escrow Shares”) and the Escrow Agent shall distribute some or all of the Escrow Shares to the Buyer upon conversion of the Series C Preferred Stock.

A copy of the Securities Purchase Agreement is attached to this current report as an exhibit.

Item 9.01.

Financial Statements and Exhibits.

(a)

Financial Statements of Business Acquired.  Not applicable.

(b)

Pro forma financial information.  Not applicable.

(c)

Shell company transaction.  Not applicable.

(d)

Exhibits.  The following exhibits are filed herewith:

Exhibit No.	Identification of Exhibits
10.1	Securities Purchase Agreement dated as of December 24, 2012, by and among Global Earth Energy, Inc. and Solar Power Utility Holdings Limited, a British Virgin Islands corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 27, 2012.	GLOBAL EARTH ENERGY, INC.

By /s/ Sydney A. Harland
Sydney A. Harland, Chief Executive Officer

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